THE CHINA-U.S. GROWTH FUND

                     SUPPLEMENT DATED MARCH 15, 2006 TO THE
                         PROSPECTUS DATED MARCH 1, 2006

      The Fund has a new co-portfolio manager. Accordingly, the paragraph discussing Ernest Liu on page 9 of the Prospectus is hereby replaced with the following:

      Shumin Huang, co-portfolio manager of the Fund since March, 2006, is an investment manager and China country specialist with the Greater China team of the Sub-Adviser. Immediately before joining the Sub-Adviser in March 2006, Ms. Huang was a managing director and head of the Asia-Pacific Energy and Chemicals Team at Goldman Sachs, where she spent eight years. Prior thereto, she worked with UBS in Taiwan and Hong Kong from 1992, first as a research analyst, then as director and head of Asia-Pacific Chemical Research.













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                           THE CHINA-U.S. GROWTH FUND

                       SUPPLEMENT DATED MARCH 15, 2006 TO
                     THE STATEMENT OF ADDITIONAL INFORMATION
                               DATED MARCH 1, 2006

      The Fund has a new co-portfolio manager. Accordingly, the information regarding Ernest Liu under "Other Accounts Managed by Portfolio Managers" on page 19 of the Statement of Additional Information is hereby replaced with the following:

Shumin Huang                --                3($838)                    --

      In addition, the information regarding Mr. Liu under "Securities Owned by the Portfolio Managers" on page 19 of the Statement of Additional Information is hereby replaced with the following:

Shumin Huang                                   A